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                                   June 25, 1998

Fix-Corp International, Inc.
3637 S. Green Rd., Suite 201
Beachwood, OH  44122

Gentlemen:

     In connection with the issuance by Fix-Corp International, Inc. (the "Company") of certain shares of its Common Stock, $.001 par value per share, to the undersigned in the quantities set forth opposite our signatures below (the "Shares"), each of the undersigned represents, warrants and agrees as set forth below.

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the documents identified on Schedule A attached hereto (the "Debenture Documents").

1.   WAIVER OF DEFAULT, PENALTIES:

     In consideration of the issuance of the Shares, the undersigned hereby (i) waives any Event of Default arising by reason of the failure of the Company to have the Underlying Securities Registration Statement declared effective within the time periods prescribed in Section 4(c)(i)(c) of the Debentures; provided, if that the Underlying Securities Registration Statement is not declared effective by July 15, 1998, the waiver contained in this clause (i) shall be null and void AB INITIO and (ii) unconditionally waives through July 15, 1998 any adjustment to the Conversion Price by reason of the failure of the Company to have the Underlying Securities Registration Statement declared effective within the time periods prescribed in the Debenture Documents; provided, that if the Underlying Securities Registration Statement is not declared effective by July 15, 1998, adjustments to the Conversion Price shall commence to accrue (but not retroactively) from such date and such date shall be deemed an "Event Date" under the Debentures.

2.   INVESTMENT REPRESENTATIONS:

     (a) INVESTMENT INTENT. The undersigned is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to the undersigned's right, subject to the provisions of the Debenture Documents, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from or in a transaction not subject to such registration.

     (b) ACCREDITED STATUS. The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

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     (c)  EXPERIENCE OF UNDERSIGNED.  The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of acquiring the Shares and has so evaluated such merits and risks.

     (d) TRANSFER RESTRICTIONS. Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. The Shares shall bear a restrictive legend to such effect.

     (e) RELIANCE. The undersigned understands and acknowledges that (i) the Shares are being issued to it without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and the Company will rely upon, the accuracy and truthfulness of, the foregoing representations and the undersigned hereby consents to such reliance.

     By signing and returning a copy of this letter, the Company represents, warrants and agrees as follows:

     (a) Assuming the accuracy of the representations and warranties of the undersigned, the issuance of the Shares to the undersigned is exempt from the registration requirements of the Securities Act.

     (b) Upon issuance to the undersigned, the Shares will be duly authorized, validly issued, fully paid, non assessable and free and clear of all liens, encumbrances and rights of first refusal of any kind.

     (c) Upon request of the undersigned, the Company shall reissue the Shares free of all restrictive legends at the time there is an effective Underlying Securities Registration Statement covering resale of the Shares.

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JNC OPPORTUNITY FUND LTD.               (30,000 Shares)

By: /s/ Neil T. Chau


Its:



JNC STRATEGIC FUND LTD.                 (15,000 Shares)

By: /s/ Neil T. Chau


Its:



DIVERSIFIED STRATEGIES FUND, L.P.       (5,000 Shares)

By: /s/ Neil T. Chau
    Encore Capital

Its:



FIX-CORP INTERNATIONAL, INC.

By: /s/ Mark Fixler


Its: CEO

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                                     SCHEDULE A


          Amended and Restated Convertible Debenture Purchase Agreement dated November 25, 1997 among the Company, JNC Opportunity Fund Ltd. and Diversified Strategies Fund, L.P., together with related Debentures, Warrants, Amended & Restated Registration Rights Agreement and related transaction documents.

          Convertible Debenture Purchase Agreement dated January 22, 1998 among the Company, JNC Opportunity Fund Ltd. and Diversified Strategies Fund, L.P., together with related Debentures, Warrants, Registration Rights Agreement and related transaction documents.

          Convertible Debenture Purchase Agreement dated March 11, 1998 between the Company and JNC Opportunity Fund Ltd., together with related Debenture, Warrant, Registration Rights Agreement and related transaction documents.

          Convertible Debenture Purchase Agreement dated April 8, 1998 between the Company and JNC Strategic Fund Ltd., together with related Debenture, Warrant, Registration Rights Agreement and related transaction documents.